                        FIRST AMENDMENT TO FINANCING AGREEMENT


     This First Amendment to Financing Agreement, dated and effective as of April 1, 1998 ("First Amendment"), amends that certain Financing Agreement, dated July 15, 1997 (as amended, the "Agreement") entered into by and between The CIT Group/Commercial Services, Inc. ("CIT") and Mossimo, Inc. (the "Company"). Except as defined herein, terms defined in the Agreement shall have the same meaning when used in this First Amendment.

     For good and valuable consideration, the Company and CIT agree as follows:

1. The definition of "Collateral" set forth in Section 1 of the Agreement is hereby amended by inserting the word "Equipment," after the word "Inventory".

2. The following definitions are hereby inserted in Section 1 of the Agreement in the correct alphabetical order:

     EBITDA shall mean, for any period, all earnings before all interest, tax obligations and depreciation and amortization expense for said period, all determined in accordance with GAAP on a basis consistent with the latest audited financial statements of the Company but excluding the effect of extraordinary and/or non-recurring gains or losses for such period.

     EQUIPMENT shall mean all present and hereafter acquired equipment (as defined in the Uniform Commercial Code) including, without limitation, all machinery, equipment, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto and all proceeds of whatever sort.

3. The definition of "General Intangibles" set forth in Section 1 of the Agreement is hereby amended by inserting the words "tradenames, trademarks (together with the royalties and goodwill associated therewith)," between the words "licenses" and "customer lists".

4. The definition of "Line of Credit" is hereby deleted in its entirety, and the following is inserted in lieu thereof:

     "LINE OF CREDIT shall mean the amount of $15,000,000.00 with (a) a $6,000,000.00 sublimit for Letters of Credit and (b) a $500,000.00 sublimit for Ledger Debt."

5. The definitions of "Current Assets", "Current Liabilities", "Tangible Net Worth" and "Working Capital" are hereby deleted from Section 1 of the Agreement.

6. Paragraphs 10, 11, 12, 13, 14 and 15 of Section 7 of the Agreement are hereby deleted in their entirety, and the following are inserted in lieu thereof:

     "10. Without the prior written consent of CIT, the Company will not: contract for, purchase, make expenditures for, lease pursuant to a lease or otherwise incur obligations with respect to Capital Expenditures (whether subject to a security interest or otherwise) during any fiscal year in an aggregate amount in excess of $2,500,000.00.

     11. The Company's EBITDA for the fiscal periods set forth below, shall not be less than:

          FISCAL PERIOD                                EBITDA
          -------------                                ------
          Fiscal Period Ending March 31, 1998          ($  920,000.00)

          Fiscal Period Ending June 30, 1998           ($3,933,000.00)

          Fiscal Period Ending September 30, 1998      ($4,794,000.00)

          Fiscal Period Ending December 31, 1998       ($6,064,000.00)

          The Company's EBITDA for fiscal periods
          ending subsequent to December 31, 1998
          will be established annually after CIT's receipt from the Company (no later than September 30th of each year) of the Company's internally prepared cash flow projections for the following fiscal year.

     12. The Company's exposure in excess of Accounts Receivable Availability for the fiscal months set forth below, shall not exceed:

          FISCAL MONTHS         EXPOSURE IN EXCESS OF ACCOUNTS
          -------------            RECEIVABLE AVAILABILITY
                                   -----------------------
          March 1998                    ($ 5,993,000.00)

          April 1998                    ($ 5,934,000.00)

          May 1998                      ($ 7,189,000.00)

          June 1998                     ($ 6,712,000.00)

          July 1998                     ($ 7,297,000.00)

          August 1998                   ($ 7,386,000.00)

          September 1998                ($ 7,788,000.00)

          October 1998                  ($ 8,594,000.00)

          November 1998                 ($10,000,000.00)

          December 1998                 ($ 9,992,000.00)"

          The Company's exposure in excess of Accounts
          Receivable Availability for fiscal months ending subsequent to December 1998 will be established annually after CIT's receipt from the Company
          (no later than September 30th of each year) of the Company's internally prepared cash flow projections for the following fiscal year.

7. The third sentence of Section 11 of the Agreement is hereby amended by deleting the words "Prepayment Premium", and inserting the words "Termination Premium" in lieu thereof.

8. The Company hereby agrees that it will provide to CIT, no later than September 30, 1998, the following:

     (i)   an appraisal of the Company's tradenames and trademarks;
     (ii)  an appraisal of the Company's inventory to be completed by Alco; and
     (iii) the Company's internally prepared cash flow projections for the first fiscal quarter of 1999.

9. The Company hereby agrees to pay and authorizes CIT to charge to the Company's account a fee of $75,000.00 in connection with the changed terms and conditions reflected in this Agreement.

10. Except as expressly modified by this First Amendment, the Agreement and related documents shall remain in full force and effect.





IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year above written.

     MOSSIMO, INC.                           THE CIT GROUP/
                                              COMMERCIAL SERVICES, INC.

     By: /s/ John Brincko                    By: /s/ James Ezemoli
        ----------------------                  --------------------------

     Title: President                        Title:
           -------------------                     -----------------------